UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017 (July 14, 2017)

PRINCETON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00710	46-3516073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

700 Alexander Park Suite 103 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 514-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 14, 2017, Princeton Capital Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the stockholders voted on (i) the election of Darren Stainrod, Mark DiSalvo, Munish Sood, Martin Laidlaw, and Greg Bennett to the Company’s Board of Directors, (ii) the ratification of the selection of WithumSmith&Brown, PC (“WithumSmith”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016, (iii) the ratification of the selection of WithumSmith as the Company’s independent registered public accounting firm for the year ending December 31, 2017, and (iv) the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

The stockholders elected all five nominees for director, ratified the selection of WithumSmith for the year ending December 31, 2016, ratified the selection of WithumSmith for the year ending December 31, 2017, and approved the adjournment of the Annual Meeting to solicit additional proxies, however it was not necessary.

The full results of the matters voted on at the 2017 Annual Meeting are set forth below:

Proposal No. 1 – Election of Directors:

Nominee	Votes For	Votes Withheld

Darren Stainrod	115,591,046	2,555,523

Mark DiSalvo	115,591,046	2,555,523

Munish Sood	118,146,069	500

Martin Laidlaw	115,591,046	2,555,523

Greg Bennett	115,591,046	2,555,523

There were no broker non-votes for any of the directors nominated under Proposal 1.

Proposal No. 2 – Ratification of the Selection of WithumSmith&Brown, PC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016:

Votes For	Votes Against	Abstentions
118,146,069	500	0

There were no broker non-votes for Proposal 2.

Proposal No. 3 – Ratification of the Selection of WithumSmith&Brown, PC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017:

Votes For	Votes Against	Abstentions
118,146,069	500	0

There were no broker non-votes for Proposal 3.

Proposal No. 4 – To Approve the Adjournment of the Annual Meeting, if Necessary or Appropriate, to Solicit Additional Proxies:

Votes For	Votes Against	Abstentions
116,285,007	1,861,562	0

There were no broker non-votes for Proposal 4.

No other proposals were submitted to a vote of the Company’s stockholders.

The Company was informed that Capital Point Partners, LP and Capital Point Partners II, LP complied with their obligations under Section 12(d)(1)(E) of the Investment Company Act of 1940 and that certain Agreement Pursuant to 12(d)(1)(E) of the Investment Company Act of 1940, as amended, by and among the Company, Capital Point Partners, LP, and Capital Point Partners II, LP, dated as of March 13, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   July 17, 2017

PRINCETON CAPITAL CORPORATION

By:	/s/ Gregory J. Cannella
Name:	Gregory J. Cannella
Title:	Chief Financial Officer

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